UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 4429

Dreyfus U.S. Treasury Long Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/07

FORM N-CSR
Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Financial Futures
10	Statement of Options Written
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
23	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus U.S. Treasury
Long Term Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Long Term Fund, covering the six-month period from January 1, 2007, through June 30, 2007.

The U.S. economy produced mixed signals over the first half of 2007, causing investor sentiment to swing from concerns regarding a domestic economic slowdown stemming from slumping housing markets to worries about mounting inflationary pressures in an environment of robust global growth. However, more recent data have provided stronger signals that a “soft landing” is likely for the U.S. economy.The rate of decline in residential construction is becoming less severe, the industrial inventory slowdown is fading and capital goods orders have strengthened. What’s more, a generally rising stock market over the past six months has helped to offset any negative “wealth effect” from the weak housing market.

Should these trends persist, we expect U.S. economic growth to hover slightly below long-term averages during the second half of this year. A moderate economic growth rate and gradually receding inflationary pressures may keep the Federal Reserve Board on the sidelines and bond yields within a relatively narrow trading range. As always, your financial advisor can help you position your fixed-income investments for these and other developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2007, through June 30, 2007, as provided by Christopher Pellegrino, Portfolio Manager

Fund and Market Performance

U.S.Treasury securities lost a modest degree of value over the first half of 2007 as economic growth later in the reporting period proved to be stronger than many investors previously expected, thus prompting increased inflation concerns. In May and June however, many fixed-income investors reacted to these concerns, since inflation generally diminishes the value of income-oriented securities such as Treasuries and tends to affect the longer-end of the maturity spectrum more profoundly. As a result, the fund posted overall negative returns but was generally in line with its benchmark, considering fund fees and expenses are not reflected in the benchmark’s results.

For the six-month period ended June 30, 2007, Dreyfus U.S.Treasury Long Term Fund achieved a total return of –1.00% .1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S.Treasury, Long-Term Index, (the “Index”) achieved a total return of –0.90% for the same period.2

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.As a U.S.Treasury securities fund, the fund invests in U.S.Treasury bills,notes,bonds and other securities that are issued or guaranteed by the U.S. government and its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Since U.S.Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government.The

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

fund generally maintains a dollar-weighted average maturity that exceeds 10 years, which can result in significant risk of principal decline if interest rates rise sharply.

Stronger-Than-Expected Economic Growth Eroded Bond Prices

At the beginning of 2007, moderating U.S. economic growth and weakening housing markets led many analysts to conclude that a gradual slowdown was likely to continue. This view appeared to be supported by the Federal Reserve Board (the “Fed”), which had refrained from raising short-term interest rates over the second half of 2006.The Fed’s steady policy stance stood in stark contrast to the series of 16 consecutive rate hikes between June 2004 and June 2006 that drove the overnight federal funds rate from 1% to 5.25% . Indeed, the U.S. economy grew at an anemic 0.7% annualized rate during the first quarter of 2007, its slowest pace in four years. Consequently, many investors began to look to the Fed for rate reductions later in the year.

These expectations changed during the second quarter of the year when robust manufacturing activity and a persistently strong labor market suggested that the economic expansion had regained momentum. Despite reports of rising delinquencies among sub-prime mortgage borrowers, housing-related weakness did not appear to spread to other sectors of the economy. Inflationary pressures seemed to ease, but the Fed continued to indicate that it regarded inflation as a more serious risk to the economy than recession.

While investors’ shifting economic and interest-rate expectations led to a moderate level of volatility in fixed-income markets, the Fed’s unchanged monetary policy helped keep bond yields within a trading range. Nonetheless, yields of longer-term U.S. Treasury securities ended the reporting period higher than where they began, eroding bond prices. In addition, yield differences across the market’s maturity range began to steepen from historically narrow levels. Indeed, at times earlier in the reporting period, shorter-term U.S. Treasury securities provided higher yields than longer-term bonds, a relatively rare phenomenon known as an “inverted yield curve.”

Our Yield Curve and Security Selection Strategies Added Value

We correctly anticipated the steepening of yield differences along the maturity spectrum by emphasizing a “bulleted” yield curve position in the three- to five-year range and maintaining relatively light exposure to longer-term bonds. This strategy enabled the fund to participate more strongly in gains toward the short end of the maturity range early in the reporting period, while reducing its participation in weakness among longer-term bonds during the second quarter.A generally neutral duration management strategy had relatively little impact on the fund’s performance during the reporting period.

Our security selection strategy added value to the fund’s results, with particularly strong contributions derived from U.S. government agency debentures, which provided higher yields than nominal U.S. Treasury securities.Tactical investments in Treasury Inflation Protected Securities (“TIPS”) proved to be less successful despite their relatively attractive valuations, primarily because an acceleration of inflation did not materialize when the U.S. economy regained strength.

Fund Remains Positioned for Steeper Yield Differences

As of the end of the reporting period, we expect interest rates to remain unchanged for the remainder of the year.Accordingly, we have maintained the fund’s recent yield curve strategy, which we expect to enable the fund to benefit from any potential further widening of yield differences between short and long maturities of Treasury Securities. U.S. government agency debentures remain attractive relative to nominal U.S.Treasury securities, and we intend to invest tactically in TIPS whenever inflation trends and valuations seem poised to support gains.

July 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Long-Term Index is an
unmanaged performance benchmark for Treasury securities with maturities of 10 years and over;
issues in the index must have par amounts outstanding greater than or equal to $1 billion.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Long Term Fund from January 1, 2007 to June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2007

Expenses paid per $1,000 †	$ 3.21
Ending value (after expenses)	$990.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2007

Expenses paid per $1,000 †	$ 3.26
Ending value (after expenses)	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS June 30, 2007 (Unaudited)
	Coupon	Maturity	Principal
Bonds and Notes—100.4%	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies—8.2%
Federal Home Loan Banks,
Bonds	5.13	5/15/09	2,250,000	2,244,150
Federal National Mortgage
Association, Notes	5.80	2/9/26	1,600,000	1,566,421
Small Business Administration,
Ser. 2005-P10A, Cl. 1	4.64	2/10/15	2,368,726	2,263,820
				6,074,391
U.S. Government Agencies/
Mortgage-Backed—3.8%
Government National Mortgage Association I:
Ser. 2005-9, Cl. A, 4.03%, 5/16/22			227,798	222,938
Ser. 2006-6, Cl. A, 4.05%, 10/16/23			250,070	244,943
Ser. 2006-9, Cl. A, 4.20%, 8/16/26			514,178	500,977
Ser. 2006-5, Cl. A, 4.24%, 7/16/29			1,884,018	1,837,162
				2,806,020
U.S. Treasury Bonds—70.7%
4.75%, 2/15/37			3,625,000 [a]	3,419,115
5.25%, 11/15/28			8,170,000 [b]	8,228,726
5.25%, 2/15/29			3,915,000 [b,c]	3,943,141
6.00%, 2/15/26			4,900,000 [b]	5,350,192
6.13%, 11/15/27			3,500,000 [b]	3,901,954
6.88%, 8/15/25			3,000,000 [b]	3,574,920
7.13%, 2/15/23			1,400,000 [b]	1,681,095
7.25%, 8/15/22			4,025,000 [b]	4,873,711
7.63%, 2/15/25			10,175,000 [b]	12,960,416
8.00%, 11/15/21			3,225,000 [b]	4,127,245
				52,060,515
U.S. Treasury Notes—17.7%
4.50%, 2/15/16			2,800,000 [b]	2,699,595
4.50%, 5/15/17			4,440,000 [a]	4,258,240
4.88%, 6/30/12			6,070,000 [a]	6,055,305
				13,013,140
Total Bonds and Notes
(cost $75,359,876)				73,954,066

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options—.0%
6 Month Pay 2-Year Swap
November 2007@ 5.37	3,750,000	11,970
3-Month Floor USD Libor-BBA
Interest Rate, January 2009 @ 4	7,650,000	1,684
		13,654
Put Options—.0%
U.S Treasury Bond Futures,
August 2007 @ 105	2,700,000	9,703
Total Options
(cost $34,602)		23,357

	Principal
Short-Term Investments—16.8%	Amount ($)	Value ($)

U.S. Government Agencies—5.1%
Federal National Mortgage
Association, 5.12%, 8/31/07	3,800,000	3,767,033
U.S. Treasury Bills—11.7%
4.65%, 9/6/07	100,000 [c]	99,144
4.70%, 8/16/07	8,536,000	8,487,430
		8,586,574
Total Short-Term Investments
(cost $12,350,903)		12,353,607

Investment of Cash Collateral
for Securities Loaned—25.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $18,593,868)	18,593,868 [d]	18,593,868

Total Investments (cost $106,339,249)	142.4%	104,924,898

Liabilities, Less Cash and Receivables	(42.4%)	(31,252,193)

Net Assets	100.0%	73,672,705

[a] Purchased on a delayed delivery basis.
[b] All or a portion of these securities are on loan. At June 30, 2007, the total market value of the fund’s securities on loan is $31,512,849 and the total market value of the collateral held by the fund is $32,261,046, consisting of cash collateral of $18,593,868, U.S. Government and agency securities valued at $3,996,936 and Letters of Credit valued at $9,670,242.
[c] All or partially held by a broker as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	100.4	Options	.0
Short-Term/Money
Market Investments	42.0		142.4

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES June 30, 2007 (Unaudited)
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 6/30/2007 ($)

Financial Futures Long
U.S. Treasury 10-Year Notes	181	19,132,266	September 2007	(53,109)
Financial Futures Short
U.S. Treasury 30-Year Bonds	42	(4,525,500)	September 2007	41,039
				(12,070)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN June 30, 2007 (Unaudited)
	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options
6 Month Rec. 2-Year Swap
November 2007@ 4.799
(Premiums received $ 5,250)	3,750,000	(1,593)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 2007 (Unaudited)
	Cost	Value

Assets ($):
Investment in securities-See Statement of Investments (including securities on loan valued at $31,512,849)—Note 1(b):
Unaffiliated issuers	87,745,381	86,331,030
Affiliated issuers	18,593,868	18,593,868
Cash		30,323
Dividends interest receivable		1,085,139
Receivable for futures variation margin—Note 4		49,812
Receivable for shares of Beneficial Interest subscribed		39,339
Prepaid expenses		11,720
		106,141,231

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		61,895
Liability for Securities on Loan—Note 1(b)		18,593,868
Payable for investment securities purchased		13,754,055
Payable for shares of Beneficial Interest redeemed		17,757
Outstanding options written, at value (premiums received $5,250)
See Statement of options written		1,593
Accrued expenses		39,358
		32,468,526

Net Assets ($)		73,672,705

Composition of Net Assets ($):
Paid-in capital		86,193,954
Accumulated distributions in excess of investment income—net		(22,141)
Accumulated net realized gain (loss) on investments		(11,076,344)
Accumulated net unrealized appreciation (depreciation) on
investments [including ($12,070) net unrealized
depreciation on financial futures]		(1,422,764)

Net Assets ($)		73,672,705

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		4,823,455
Net Asset Value, offering and redemption price per share ($)		15.27

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Six Months Ended June 30, 2007 (Unaudited)
Investment Income ($):
Income:
Interest	1,833,551
Dividends;
Affiliated issuers	15,883
Income from securities lending	16,889
Total Income	1,866,323
Expenses:
Management fee—Note 3(a)	227,103
Shareholder servicing costs—Note 3(b)	62,293
Professional fees	15,920
Registration fees	12,368
Trustees fees and expenses—Note 3(c)	9,422
Custodian fees—Note 3(b)	5,065
Prospectus and shareholders’ reports	739
Loan commitment fees—Note 2	150
Miscellaneous	6,993
Total Expenses	340,053
Less—reduction in management fee due to
undertaking—Note 3(a)	(94,025)
Net Expenses	246,028
Investment Income—Net	1,620,295

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,138,695)
Net realized gain (loss) on options transactions	26,855
Net realized gain (loss) on financial futures	(116,988)
Net realized gain (loss)	(1,228,828)
Net unrealized appreciation (depreciation) on investments
(including $50,743 net unrealized appreciation on futures)	(1,178,382)
Net Realized and Unrealized Gain (Loss) on Investments	(2,407,210)
Net (Decrease) in Net Assets Resulting from Operations	(786,915)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006

Operations ($):
Investment income—net	1,620,295	3,291,676
Net realized gain (loss) on investments	(1,228,828)	(310,400)
Net unrealized appreciation
(depreciation) on investments	(1,178,382)	(2,146,298)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(786,915)	834,978

Dividends to Shareholders from ($):
Investment income—net	(1,789,655)	(3,550,013)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	5,129,597	17,613,815
Dividends reinvested	1,354,051	2,625,856
Cost of shares redeemed	(7,841,732)	(22,908,232)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,358,084)	(2,668,561)
Total Increase (Decrease) in Net Assets	(3,934,654)	(5,383,596)

Net Assets ($):
Beginning of Period	77,607,359	82,990,955
End of Period	73,672,705	77,607,359
Undistributed (distributions in excess of)
investment income—net	(22,141)	147,219

Capital Share Transactions (Shares):
Shares sold	327,521	1,118,693
Shares issued for dividends reinvested	86,489	167,733
Shares redeemed	(501,961)	(1,462,250)
Net Increase (Decrease) in Shares Outstanding	(87,951)	(175,824)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended December 31,

	Six Months Ended June 30, 2007
	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net Asset Value,
beginning of period	15.80	16.31	16.12	16.24	16.18	15.20
Investment Operations:
Investment income—net [a]	.33	.65	.61	.54	.40	.56
Net realized and unrealized
gain (loss) on investments	(.49)	(.46)	.29	.06	.32	1.14
Total from Investment Operations	(.16)	.19	.90	.60	.72	1.70
Distributions:
Dividends from
investment income—net	(.37)	(.70)	(.71)	(.72)	(.66)	(.72)
Net asset value, end of period	15.27	15.80	16.31	16.12	16.24	16.18

Total Return (%)	(1.00)[b]	1.29	5.62	3.87	4.47	11.43

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90[c]	.96	.93	.97	.94	.93
Ratio of net expenses
to average net assets	.65[c]	.65	.65	.66	.80	.80
Ratio of net investment income
to average net assets	4.28[c]	4.14	3.71	3.45	2.43	3.62
Portfolio Turnover Rate	141.78[b]	203.80	134.72	1,413.24	1,618.06	1,219.47

Net Assets, end of period
($ x 1000)	73,673	77,607	82,991	81,320	100,326	101,782

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S.Treasury Long Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, the Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). During the reporting period, Dreyfus Service Corporation, (the “Distributor”), a wholly-owned subsidiary of the Manager served as the distributor of the fund’s shares, which are sold to the public without a sales charge. Effective June 30, 2007, the Distributor became known as MBSC Securities Corporation.

On July 1, 2007, Mellon Financial and The Bank of New York Company,Inc.merged,forming The Bank of New York Mellon Financial Corporation.As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the portfolio not to reflect accurately fair value are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered open-ended investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $9,093,896 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $3,782,694 of the carryover expires in fiscal 2007, $498,604 expires in fiscal 2010, $4,280,495 expires in fiscal 2012 and $532,103 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2006 were as follows: ordinary income $3,550,013. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended June 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from January 1, 2007 through June 30, 2007 to reduce the management fee paid by the fund, to the extent that, if the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .65% of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $94,025 during the period ended June 30, 2007.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2007, the fund was charged $27,756 pursuant to the Shareholder Services Plan.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2007, the fund was charged $23,344 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2007, the fund was charged $5,065 pursuant to the custody agreement.

During the period ended June 30, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $48,830, chief compliance officer fees $1,205, custodian fees $3,860, and transfer agency per account fees $8,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions during the period ended June 30, 2007, amounted to $109,851,216, and $112,284,780, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying finan-

cial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading.Typically,vari-ation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2007, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) calls/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. Call options written open at June 30, 2007, are set forth in the Statement of Options Written.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following table summarizes the fund’s call/put options written during the period ended June 30, 2007:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
December 31, 2006	—	—
Contracts written	23,750,000	59,991
Contracts Terminated:
Closed	20,000,000	54,741	59,509	(4,768)
Expired	—	—	—	—
Total contracts
terminated	20,000,000	54,741	—	—
Contracts outstanding
June 30, 2007	3,750,000	5,250		(4,768)

At June 30, 2007, accumulated net unrealized depreciation on investments was $1,414,351, consisting of $338,105 gross unrealized appreciation and $1,752,456 gross unrealized depreciation.

At June 30,2007,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on May 23, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending July 31, 2008.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all retail and institutional general U.S. Treasury funds, regardless of asset size or primary distribution channel, and a Performance Group, consisting of two other retail general U.S. Treasury funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, which was identical to the Performance Group, and an Expense Group, consisting of all other no-load general U.S.Treasury funds, excluding outliers.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked first out of three funds in its Performance Group for the one-year period ended March 31, 2007 and second out of three funds in its Performance Group for the two- and three-year periods ended March 31, 2007.The fund’s average annual total return ranked in the second quintile of its Performance Universe for the one- and two-year periods ended March 31, 2007 and in the first quintile of its Performance Universe for the three-year period ended March 31, 2007.The Board also noted that the fund’s yield was second in the Performance Group and in the third quintile of the Performance Universe.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s actual management fee was the lowest of the funds in the Expense Group and the second lowest among the same funds in the Expense Universe.The fund’s total expense ratio was second lowest among the Expense Group and fourth lowest among the Expense Universe.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.The Board also noted the fee waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

NOTES

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 MBSC Securities Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Long Term Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	August 27, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	August 27, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)